Exhibit 10
Amendment No. 1
to
Psychiatric Solutions, Inc.’s Second Amended and Restated Credit Agreement
          This Amendment No. 1 to Second Amended and Restated Credit Agreement, dated as of December 1, 2006, (this “Amendment”), is entered into among Psychiatric Solutions, Inc., a Delaware corporation (“PSI”), BHC Holdings, Inc., a Delaware corporation (“BHC”), Premier Behavioral Solutions, Inc., a Delaware corporation (“PBS”), Alternative Behavioral Services, Inc., a Virginia corporation (“ABS” and together with PSI, BHC and PBS, collectively, the “Borrowers” and each a “Borrower”), the Subsidiaries of PSI listed on the signature pages hereof as guarantors (the "Guarantors”), Citicorp North America, Inc. (“CNAI”), as Term Loan Facility Administrative Agent (as defined below) on behalf of each Term Loan Lender executing a Lender Consent (as defined below), Bank of America, N.A. (“Bank of America”), as Revolving Credit Facility Administrative Agent (as defined below) on behalf of each Revolving Credit Lender, Citigroup Global Markets Inc. and Banc of America Securities LLC (“Banc of America”), as joint lead arrangers and joint book managers for the Additional Term Loan Commitments and the provisions herein related to the Additional Term Loans (in such capacity, each a “Term Loan Arranger”), and Banc of America, as the sole lead arranger and sole book manager for the Additional Revolving Credit Commitments and the provisions related to the Additional Revolving Loans (in such capacity, the “Revolving Credit Arranger” and together with the Term Loan Arrangers, the “Arrangers”), and amends the Second Amended and Restated Credit Agreement, dated as of July 1, 2005 (as the same may be amended, amended and restated, supplemented or otherwise modified up to the date hereof, the “Credit Agreement”), among PSI, as borrower, the Guarantors (as defined therein), the Lenders and L/C Issuer (in each case as defined therein) party thereto, CNAI, as administrative agent for the Term Loan Facility (in such capacity, the “Term Loan Facility Administrative Agent”), Bank of America, as administrative agent for the Revolving Credit Lenders (in such capacity, the “Revolving Credit Facility Administrative Agent” and together with the Term Loan Facility Administrative Agent, the "Administrative Agents”) and as collateral agent for the Lenders and the L/C Issuer (in such capacity, the “Collateral Agent”), CNAI and Bank of America, as co-syndication agents for the Revolving Credit Facility and the Term Loan Facility, and Merrill Lynch, Pierce, Fenner & Smith Incorporated and JPMorgan Chase Bank, N.A., as co-documentation agents for the Revolving Credit Facility and the Term Loan Facility. Capitalized terms used herein but not defined herein are used as defined in the Credit Agreement.
W i t n e s s e t h:
          Whereas, PSI, the Guarantors (as defined in the Credit Agreement), the Lenders, the L/C Issuer and the Administrative Agents are party to the Credit Agreement;
          Whereas, the Lenders party to the attached Consent of Lenders to this Amendment (the “Lenders’ Consent") constituting (a) 100% of the Revolving Credit Lenders and (b) the Required Lenders, and the Administrative Agents agree, subject to the limitations and conditions set forth herein, to amend the Credit Agreement as set forth herein;
          Whereas, PSI desires to (a) increase the Term Loan Commitments to a stated aggregate principal amount of $475,000,000 (of which $125,000,000 has been permanently repaid and is no longer outstanding) and borrow $150,000,000 of Term Loans on the Amendment Effective Date (as defined below) to finance the ABS Acquisition (as defined below), (b) increase the Revolving Credit Commitments to an aggregate principal amount of $300,000,000 and

Amendment No. 1 to Credit Agreement
Psychiatric Solutions, Inc.
borrow thereunder on the Amendment Effective Date (as defined below) to finance the ABS Acquisition (as defined below) and for other corporate purposes and (c) amend certain other terms and conditions of the Credit Agreement as set forth herein (collectively, the “Specified Transactions”) and has requested that the Administrative Agents, 100% of the Revolving Credit Lenders and the Required Lenders consent to the Specified Transactions;
          Whereas, BHC, PBS and ABS each desire to become a Borrower under the Credit Agreement (as amended by Amendment No. 1) and each of them and PSI agree to be jointly and severally liable for the payment and performance of all obligations and covenants of any Borrower thereunder or under any other Loan Document;
          Whereas, the Lenders party to the Lenders’ Consent (constituting (a) 100% of the Revolving Credit Lenders and (b) the Required Lenders) and the Administrative Agents agree, subject to the limitations and conditions set forth herein, to consent to the Specified Transactions (and waive any Events of Default resulting solely therefrom);
          Now, Therefore, in consideration of the premises and the covenants and obligations contained herein the parties hereto agree as follows:
     Section 1. Amendments to the Credit Agreement
          The Credit Agreement is, effective as of the Amendment Effective Date (as defined below) and subject to the satisfaction (or due waiver) of the conditions set forth in Section 2 (Conditions Precedent to the Effectiveness of this Amendment) hereof, hereby amended as follows:
          (a) Amendments to Introductory Paragraph. The introductory paragraph of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
          This SECOND AMENDED AND RESTATED CREDIT AGREEMENT is entered into as of July 1, 2005, among PSYCHIATRIC SOLUTIONS, INC., a Delaware corporation (“PSI”), BHC HOLDINGS, INC., a Delaware corporation, PREMIER BEHAVIORAL SOLUTIONS, INC., a Delaware corporation, ALTERNATIVE BEHAVIORAL SERVICES, INC., a Virginia corporation (the foregoing collectively referred to hereafter as the "Borrower”), the Guarantors (as defined below), the Lenders (as defined below), the L/C Issuer (as defined below) and CITICORP NORTH AMERICA, INC. (“CNAI”), as administrative agent for the Term Loan Facility (as defined below) (in such capacity, the “Term Loan Facility Administrative Agent"), BANK OF AMERICA, N.A. (“Bank of America”), as administrative agent for the Revolving Credit Facility (in such capacity, the “Revolving Credit Facility Administrative Agent") and as collateral agent for the Lenders and the L/C Issuer (in such capacity, the “Collateral Agent"), CNAI and Bank of America, as co-syndication agents for the Revolving Credit Facility and the Term Loan Facility, Merrill Lynch, Pierce, Fenner & Smith Incorporated and JPMorgan Chase Bank, N.A., as co-documentation agents for the Revolving Credit Facility and the Term Loan Facility.
               (b) Amendments to Article I (Definitions, Interpretation and Accounting Terms).
                    (i) Section 1.01 (Defined Terms) of the Credit Agreement is hereby amended as follows:

Amendment No. 1 to Credit Agreement
Psychiatric Solutions, Inc.
          (1) The following definitions are hereby inserted in Section 1.01 (Defined Terms) of the Credit Agreement in the appropriate place to preserve the alphabetical order of the definitions in such section.
          “ABS Acquisition” means the acquisition by PSI of all or substantially all of the Capital Stock of Alternative Behavioral Services, Inc., a Virginia corporation and owner and operator of nine (9) inpatient psychiatric facilities.
          “Additional Revolving Credit Commitment” means, with respect to each Lender, the commitment of such Revolving Credit Lender to make Additional Revolving Loans and acquire interests in other Revolving Credit Outstandings in the aggregate principal amount outstanding not to exceed the amount set forth opposite such Revolving Credit Lender’s name on Schedule I-A (Additional Commitments) under the caption “Additional Revolving Credit Commitment,” as amended to reflect each Assignment and Assumption executed by such Revolving Credit Lender and as such amount may be reduced pursuant to this Agreement.
          “Additional Revolving Credit Lender” means each Lender that (a) has an Additional Revolving Credit Commitment or (b) holds an Additional Revolving Loan.
          “Additional Revolving Loan” has the meaning specified in Section 2.01(a) (Revolving Credit Commitments).
          “Additional Term Loan” has the meaning specified in Section 2.01(b) (Term Loan Commitments).
          “Additional Term Loan Commitment” means, with respect to each Lender, the commitment of such Lender to make an Additional Term Loan to the Borrower in the aggregate principal amount outstanding not to exceed the amount set forth opposite such Lender’s name on Schedule I-A (Additional Commitments) under the caption “Additional Term Loan Commitment” as amended to reflect each Assignment and Assumption executed by such Lender and as such amount may be reduced pursuant to this Agreement.
          “Additional Term Loan Lender” means each Lender that has an Additional Term Loan Commitment or that holds an Additional Term Loan.
          “Amendment Effective Date” has the meaning specified in Amendment No. 1, dated as of December 1, 2006, by and among the Borrower, the Guarantors, the Administrative Agents and the Lenders and L/C Issuer party thereto.
          “Joint Venture” means any Domestic Subsidiary that is not a Guarantor in which a Loan Party owns certain Capital Stock and all of its remaining Capital Stock is beneficially owned or controlled by (i) a hospital or hospital system, (ii) individual physicians or Persons owned, controlled, managed or operated by individual physicians or (iii) a Person in the business of operating or managing a business or facility which the Borrower is permitted to operate under this Agreement.
          “Original Revolving Credit Commitment” means, with respect to each Original Revolving Credit Lender, the commitment of such Revolving Credit Lender to

Amendment No. 1 to Credit Agreement
Psychiatric Solutions, Inc.
make Original Revolving Loans and acquire interests in other Revolving Credit Outstandings in the aggregate principal amount outstanding not to exceed the amount set forth opposite such Revolving Credit Lender’s name on Schedule I (Commitments) under the caption “Revolving Credit Commitment,” as amended to reflect each Assignment and Assumption executed by such Revolving Credit Lender and as such amount may be reduced pursuant to this Agreement.
          “Original Revolving Credit Lender” means each Lender that (a) has an Original Revolving Credit Commitment or (b) holds an Original Revolving Loan.
          “Original Revolving Loan” has the meaning specified in Section 2.01(a) (Revolving Credit Commitments).
          “Original Term Loan” has the meaning specified in Section 2.01(b) (Term Loan Commitments).
          “Original Term Loan Commitment” means, with respect to each Term Loan Lender, the commitment of such Lender to make an Original Term Loan to the Borrower in the aggregate principal amount outstanding not to exceed the amount set forth opposite such Lender’s name on Schedule I (Commitments) under the caption “Term Loan Commitment” as amended to reflect each Assignment and Assumption executed by such Lender and as such amount may be reduced pursuant to this Agreement.
          “Original Term Loan Lender” mean each Lender that has an Original Term Loan Commitment or that holds an Original Term Loan.
          “PSI” has the meaning specified in the introductory paragraph hereto.
          “Total Assets” means the total assets of PSI and its Subsidiaries on a consolidated basis as shown on the consolidated balance sheet of PSI and its Subsidiaries as at the end of the most recent fiscal quarter then ended.
          (2) The following definitions set forth in Section 1.01 (Defined Terms) of the Credit Agreement are amended as follows:
          “Applicable Margin” is hereby amended by deleting the table set forth in clause (b) thereof in its entirety and replacing such table with the following:

	Base Rate	Eurodollar
Consolidated Total Leverage Ratio	Loans	Rate Loans
Greater than or equal to 5.5 to 1	1.25%	2.25%
Less than 5.5 to 1 and equal to or greater than 5.0 to 1	1.00%	2.00%
Less than 5.0 to 1 and equal to or greater than 4.5 to 1	0.75%	1.75%
Less than 4.5 to 1 and equal to or greater than 4.0 to 1	0.50%	1.50%
Less than 4.0 to 1	0.25%	1.25%
          “Cash Equivalents” is hereby amended by deleting the text of clause (e) thereof in its entirety and replacing such text with the following:

Amendment No. 1 to Credit Agreement
Psychiatric Solutions, Inc.
               “debt obligations and auction rate securities issued by any domestic corporation or any domestic government instrumentality, in each case rated A-1 (or the equivalent thereof) or better by S&P or P-1 (or the equivalent thereof) or better by Moody’s and maturing within six months of the date of acquisition (or in the case of auction rate securities, the interest rates or dividend yields are re-set at least every 35 days); and ”
          “Excluded Property” is hereby amended by deleting clause (a) thereof in its entirety and replacing such text with the following:
               “(a) (i) any owned Real Property that has a fair market value of less than $5,000,000 individually, unless requested by any Administrative Agent or the Required Lenders, and (ii) Real Property acquired by the Loan Parties following the Amendment Effective Date which (A) is not acquired pursuant to the ABS Acquisition and (B) is held by a Subsidiary of the Borrower which is a Guarantor that has no other Indebtedness (other than Indebtedness permitted by Section 8.03 (Indebtedness)) at any time (except as permitted by the Administrative Agents);
          “Immaterial Subsidiary” is hereby amended by replacing the reference to “$10,000” therein with “$100,000”;
          “Lender” is hereby amended by deleting clause (a) thereof in its entirety and replacing such text with the following:
               “(a) identified as a “Lender” on the signature pages hereto or to any amendment adopted pursuant to Section 11.01 (Amendments, Etc.), and in each case, its successors and assigns or”
          “Mortgage Supporting Documents” is hereby amended by deleting clause (e) thereof in its entirety and replacing such text with the following:
               “(e) a Phase I environmental report with respect to such parcel of Real Property, dated (i) in the case of any Real Property owned by the Borrower and its Subsidiaries (other than AHS, Alternative Behavioral Services, Inc. and their respective Subsidiaries), a date not earlier than January 1, 2002, (ii) in the case of any owned Real Property and any Specified Leased Property owned by AHS and its Subsidiaries, a date not earlier than January 1, 2002, together with any other Phase I environmental report prepared by on or behalf of the Borrower or its Subsidiaries or Affiliates in connection with the Ardent Acquisition, and (iii) in the case of any owned Real Property and any Specified Leased Property by Alternative Behavioral Services, Inc. and its Subsidiaries, a Phase I environmental report prepared by on or behalf of the Borrower or its Subsidiaries or Affiliates in connection with the ABS Acquisition dated no earlier than March 1, 2006; in each case, showing no material condition of environmental concern and otherwise in form and substance reasonably satisfactory to the Administrative Agents;
          “Net Cash Proceeds” is hereby amended by inserting “(other than any Joint Venture)” immediately after “any of its Subsidiaries” in the introduction thereof.
          “Permitted Acquisitions” is hereby amended by:

Amendment No. 1 to Credit Agreement
Psychiatric Solutions, Inc.
(A) deleting clause (a) thereof in its entirety and replacing such text with the following:
“(a) the Ardent Acquisition, the ABS Acquisition and any other Acquisition consummated, and notified to the Administrative Agents, prior to the Amendment Effective Date and”
(B) deleting the text of clause (b)(v) thereof in its entirety and replacing such text with “[Intentionally Deleted]”,
(C) deleting clauses (vi) and (vii) thereof in its entirety and replacing such text with the following:
          (vi) with respect to any Permitted Acquisition in which the Total Consideration exceeds $25,000,000, the Borrower shall have delivered to the Administrative Agents on or prior to the date of such proposed Acquisition or such later time as the Administrative Agent may permit a Pro Forma Compliance Certificate, demonstrating that, upon giving effect to such Acquisition on a Pro Forma Basis, the Loan Parties would be in compliance with the financial covenants set forth in Section 8.11 (Financial Covenants) as of the most recent fiscal quarter for which the Borrower has delivered financial statements pursuant to Section 7.01(a) or (b) (Financial Statements);
          (vii) with respect to any Permitted Acquisition in which the Total Consideration exceeds $25,000,000, on or prior to the date of such proposed Acquisition, the Administrative Agents shall have received, in form and substance reasonably satisfactory to the Administrative Agents, copies of the acquisition agreement, related Contractual Obligations and instruments, opinions, certificates, lien search results and other documents, in each case as reasonably requested by the Administrative Agents; and
          (D) replacing the references to “$50,000,000 individually” and “$150,000,000 in the aggregate” in clause (b)(x) thereof with “100,000,000 individually” and “$250,000,000 in the aggregate”, respectively.
          (3) The following definitions set forth in Section 1.01 (Defined Terms) of the Credit Agreement are hereby deleted in their entirety and are respectively replaced as follows:
          “Revolving Credit Lender” means each Lender that (a) is an Original Revolving Credit Lender, (b) is an Additional Revolving Credit Lender or (c) participates in any Letter of Credit.
          “Subsidiary” of a Person means a corporation, partnership, joint venture, limited liability company or other business entity of which a majority of the shares of Capital Stock having ordinary voting power for the election of directors or other governing body (other than Capital Stock having such power only by reason of the happening of a contingency) are at the time beneficially owned, or the management of which is otherwise controlled (unless, such control is held jointly with one or more joint venture partners), directly, or indirectly through one or more intermediaries, or both, by such Person. Unless otherwise specified, all references herein to a “Subsidiary” or to "Subsidiaries” shall refer to a Subsidiary or Subsidiaries of the Borrower.

Amendment No. 1 to Credit Agreement
Psychiatric Solutions, Inc.
          “Term Loan Lender” means each Original Term Loan Lender and each Additional Term Loan Lender.
          “Unused Commitment Fee Rate” means the rate per annum as set forth below:

Consolidated Total Leverage Ratio	Unused Commitment Fee Rate
Greater than or equal to 5.5 to 1	0.500%
Less than 5.5 to 1 and equal to or greater than 5.0 to 1	0.375%
Less than 5.0 to 1 and equal to or greater than 4.5 to 1	0.300%
Less than 4.5 to 1 and equal to or greater than 4.0 to 1	0.300%
Less than 4.0 to 1	0.250%
               (ii) Section 1.02 (Other Interpretative Provisions) of the Credit Agreement is hereby amended by replacing the period at the end of clause (g) thereof with a semicolon and adding new clauses (h) and (i) thereafter as follows:
               (h) The term “Borrower” shall mean each Borrower and all Borrowers shall be jointly and severally liable for the payment and performance of all obligations and covenants of any Borrower under this Agreement or any other Loan Document and shall be performed by any of them, and each Borrower shall be bound by any notices (including notices of Borrowings, conversions and continuations), consents or other actions furnished or taken by any other Borrower hereunder;
               (i) The term “Borrower” shall mean PSI when used in the phrase “Subsidiaries of the Borrower”, “Borrower or any of its Subsidiaries”, “Borrower and its Subsidiaries”, “Borrower and each of its Subsidiaries” or in phrases or contexts of like import.
          (c) Amendments to Article II (The Commitments and Credit Extensions).
               (i) Clause (a) of Section 2.01 (The Commitments) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
               “(a) Revolving Credit Commitments. On the terms and subject to the conditions contained in this Agreement, (i) each Original Revolving Credit Lender severally agreed to make loans in an aggregate principal amount of $150,000,000 (each an “Original Revolving Loan”) to the Borrower from time to time on any Business Day during the period from the Closing Date until the Revolving Credit Termination Date and (ii) each Additional Revolving Credit Lender severally agrees to make additional loans in an aggregate principal amount of $150,000,000 (each an “Additional Revolving Loan”) to the Borrower from time to time on any Business Day during the period from the Amendment Effective Date until the Revolving Credit Termination Date, provided, however, that at no time shall any Revolving Credit Lender be obligated to make a Revolving Loan (as defined below) in excess of such Revolving Credit Lender’s Pro Rata Share of the Available Credit. On the Amendment Effective Date, all Original Revolving Loans and all Additional Revolving Loans shall be “Revolving Loans” under this Agreement and all Original Revolving Credit Lenders shall sell to all Additional Revolving Credit Lenders participations in the Letters of Credit then outstanding and all Revolving Credit Lenders shall share pro rata in such Letters of Credit. Within the limits

Amendment No. 1 to Credit Agreement
Psychiatric Solutions, Inc.
of the Revolving Credit Commitment of each Revolving Credit Lender, amounts of Revolving Loans repaid may be reborrowed under this Section 2.01. From and including the Closing Date, the “Revolving Commitments” (under and as defined in the Existing Credit Agreement) of each Revolving Credit Lender pursuant to the Existing Credit Agreement shall be deemed Revolving Credit Commitments under this Agreement in the respective amounts provided herein.”
               (ii) Clause (b) of Section 2.01 (The Commitments) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
               “(b) Term Loan Commitments. On the terms and subject to the conditions contained in this Agreement, (i) each Original Term Loan Lender made loans in an aggregate principal amount of $325,000,000 (each, an “Original Term Loan”) to the Borrower on the Closing Date, of which $125,000,000 has been prepaid and is no longer outstanding and (ii) each Additional Term Loan Lender severally agrees to make additional loans in an aggregate principal amount of $150,000,000 (each, an “Additional Term Loan”) to the Borrower on the Amendment Effective Date. On the Amendment Effective Date, all Original Term Loans which remain outstanding and all Additional Term Loans shall be “Term Loans” under this Agreement. Amounts of Term Loans repaid or prepaid may not be reborrowed.”
               (iii) Section 2.02 (Borrowings, Conversions and Continuations of Loans) of the Credit Agreement is hereby amended by (A) amending and restating the text of part (A) of clause (a) thereof in its entirety to read as follows:
               “the date of such proposed Borrowing (which in the case of the Term Loan Borrowing, shall be the Closing Date or, in the case of the Additional Term Loans, the Amendment Effective Date)”
and (B) inserting the following at the end of the last sentence of clause (a)(ii) thereof:
               “; provided, that, in the case of Borrowings in respect of Additional Revolving Loans or Additional Term Loans, the applicable conditions set forth in Section 5.02 (Conditions Precedent to Each Credit Extension) be fulfilled (or duly waived in accordance with Section 11.01 (Amendments, Etc.) on the Amendment Effective Date.”
               (iv) Section 2.06 (Repayment of Loans) of the Credit Agreement is hereby amended by amending and restating clause (c) thereof in its entirety to read as follows:
               “(c) The Borrower promises to repay the Term Loans at the dates and in the amounts set forth below, provided, however, that such repayments with respect to the Original Term Loans shall be reduced by any optional prepayments of the Original Term Loans made prior to the Amendment Effective Date in accordance with Section 2.07(b) (Optional Prepayments):

Amendment No. 1 to Credit Agreement
Psychiatric Solutions, Inc.

Date	Amount
December 31, 2006	$812,500
March 31, 2007	$1,187,500
June 30, 2007	$1,187,500
September 30, 2007	$1,187,500
December 31, 2007	$1,187,500
March 31, 2008	$1,187,500
June 30, 2008	$1,187,500
September 30, 2008	$1,187,500
December 31, 2008	$1,187,500
March 31, 2009	$1,187,500
June 30, 2009	$1,187,500
September 30, 2009	$1,187,500
December 31, 2009	$1,187,500
March 31, 2010	$1,187,500
June 30, 2010	$1,187,500
September 30, 2010	$1,187,500
December 31, 2010	$1,187,500
March 31, 2011	$1,187,500
June 30, 2011	$1,187,500
September 30, 2011	$1,187,500
December 31, 2011	$1,187,500
March 31, 2012	$1,187,500
July 1, 2012	$444,812,500
provided, however, that (i) the above installment due on December 31, 2006 shall be fully applied in repayment of the Original Term Loans only, and all other installments thereafter shall be applied pro rata to the outstanding principal amount of the Original Term Loans and the Additional Term Loans and (ii) the Borrower shall repay the entire unpaid principal amount of the Term Loans on the Term Loan Maturity Date.”
               (v) Section 2.08 (Mandatory Prepayments) of the Credit Agreement is hereby amended by inserting immediately before the semicolon at the end of the first part of clause (c) the following text:
               “provided, that at the Borrower’s option, Net Cash Proceeds of any Equity Issuance may first be applied to repay outstanding Borrowings of Revolving

Amendment No. 1 to Credit Agreement
Psychiatric Solutions, Inc.
Loans (so long as the Borrower delivers a certificate demonstrating pro forma compliance with the financial covenants set forth in Section 8.11 (Financial Covenants).”
               (vi) Section 2.14 (Increases in Commitments) of the Credit Agreement is hereby amended by (A) replacing each reference to “$100,000,000” in clause (a) thereof with “$200,000,000” and (B) adding a new clause (d) at the end thereof as follows:
               “(d) The Additional Term Loans shall not constitute Incremental Term Loans and the Additional Revolving Loans shall not constitute Incremental Revolving Loans.”
          (d) Amendments to Article VI (Representations and Warranties). Clause (b) of Section 6.19 (Use of Proceeds) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
               “(b) The proceeds of the Term Loans are being used by the Borrower solely (i) to finance the Ardent Acquisition and for the payment of related transaction costs, fees and expenses, (ii) to finance the ABS Acquisition and for the payment of related transaction costs, fees and expenses and (iii) for the payment of transaction costs, fees and expenses incurred in connection with this Agreement and the transactions contemplated hereby on or prior to the Amendment Effective Date.”
          (e) Amendments to Article VII (Affirmative Covenants).
               (i) Clause (b) of Section 7.02 (Certificates; Other Information) of the Credit Agreement is hereby amended by deleting (A) “(i)” therein and (B) clause (ii) thereof in its entirety.
               (ii) Clauses (a)(x) and (y) of Section 7.12 (Additional Subsidiaries and Guarantees) of the Credit Agreement is hereby amended by inserting the phrase “or a Joint Venture” after each use of the phrase “Excluded Subsidiary”.
               (iii) Clause (a)(ii) of Section 7.12 (Additional Subsidiaries and Guaranties) of the Credit Agreement is hereby amended by amending and restating clause (y) in the proviso thereof in its entirety to read as follows:
               “(y) no Subsidiary shall be required to comply with this clause (ii) so long as the aggregate amount of (A) Investments of the Loan Parties in such Subsidiaries (excluding PSI Surety, Inc. and the HUD Financing Subsidiaries) that are not Guarantors and (B) other Investments permitted pursuant to Section 8.02(o) (Investments) do not, as of any date of determination, exceed ten percent (10%) of Total Assets.”
               (iv) Section 7.15 (Additional Collateral) of the Credit Agreement is hereby amended by inserting the phrase “(other than a Joint Venture)” after the phrase “or cause each Subsidiary”.
               (v) Clause (a) of Section 7.15 (Additional Collateral) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

Amendment No. 1 to Credit Agreement
Psychiatric Solutions, Inc.
               “(a) at all times (except in respect of all owned and leased Property of each Loan Party acquired after the Closing Date, in which case, no later than 30 days after (x) the Closing Date or (y) (if later) the date of acquisition of such property (or such later date as may be agreed to by the Administrative Agents)) the Loan Parties will (subject to Section 7.12 (Additional Subsidiaries and Guarantees)) (i) cause all of the owned and leased Property (other than Excluded Property) of each Loan Party to be subject to first priority, perfected Liens and, in the case of owned and leased Real Property, title insured Liens in favor of the Collateral Agent to secure the Obligations pursuant to the terms and conditions of the Collateral Documents (it being understood and agreed that bring down endorsements of Mortgagees’ Title Insurance Policies shall not be required in respect of the Real Properties owned by any Loan Party prior to the Amendment Effective Date, except where in the reasonable judgment of the Administrative Agents the cost of obtaining such endorsements is not material) or, with respect to any such Property acquired subsequent to the Closing Date, such other additional security documents or joinders to existing Collateral Documents as the Administrative Agents may reasonably request, subject in any case to Permitted Liens, and (ii) deliver such other documentation as the Administrative Agents may reasonably request in connection with the foregoing, including appropriate UCC-1 financing statements, Mortgage Supporting Documents, Collateral Access Agreements, Bailee’s Letters, certified resolutions, Organization Documents and other authorizing documents of such Person, favorable opinions of counsel to such Person (which shall cover, among other things, the legality, validity, binding effect and enforceability of the documentation referred to above and the perfection of the Collateral Agent’s Liens thereunder) and other items of the types required to be delivered pursuant to clauses (iii), (iv), (v), (vi), (ix) and (x) of Section 5.01(a) (Conditions Precedent to Initial Credit Extensions), all in form, content and scope reasonably satisfactory to the Administrative Agents.”
               (vi) Clause (a) of clause (b) Section 7.15 (Additional Collateral) of the Credit Agreement is hereby amended by inserting the phrase “beneficially owned by any Loan Party” after the phrase “Capital Stock of each Domestic Subsidiary”.
               (vii) Section 7.17 (Interest Rate Contracts) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
                    “7.17 Interest Rate Contracts.
[INTENTIONALLY DELETED]”
          (f) Amendments to Article VIII (Negative Covenants).
               (i) Section 8.01 (Liens) of the Credit Agreement is hereby amended by (A) deleting the word “and” at the end of clause (r) thereof, (B) replacing the “.” at the end of clause (s) thereof with ”;”, (C) replacing the “.” at the end of clause (t) thereof with “; and” and (D) inserting as a new clause (u) thereof the following:
               “(u) Liens securing Indebtedness permitted under Section 8.03(o) (Indebtedness).”
               (ii) Clauses (k) and (o) of Section 8.02 (Investments) of the Credit Agreement are amended by deleting their respective texts in their entirety and replacing them

Amendment No. 1 to Credit Agreement
Psychiatric Solutions, Inc.
with the following:
          “(k) Investments in PSI Surety to pay its reasonable general corporate and overhead expenses and to cause PSI Surety to maintain the minimum amount of capital required by applicable Laws, provided, that the aggregate amount of Investments in PSI Surety pursuant to this clause (k) shall not exceed $3,000,000 in any fiscal year;”
          “(o) Investments not otherwise permitted by the foregoing clauses in an amount outstanding for all such Investments permitted pursuant to this clause (o) not to exceed ten percent (10%) of Total Assets.”
          (iii) Section 8.03 (Indebtedness) of the Credit Agreement is hereby amended by (A) deleting the respective texts of clauses (c), (j) and (k) thereof in their entirety and replacing them with the following:
          “(c) purchase money Indebtedness (including obligations in respect of Capital Leases or Synthetic Leases) hereafter incurred by the Borrower or any of its Subsidiaries to finance the purchase of Fixed Assets, provided that (i) such Indebtedness when incurred shall not exceed the purchase price of the asset(s) financed, (ii) no such Indebtedness shall be refinanced for a principal amount in excess of the principal balance outstanding thereon at the time of such refinancing and (iii) the total amount of all such Indebtedness at any time outstanding shall not exceed $20,000,000;”
          “(j) other additional unsecured Indebtedness entered into on and after the Closing Date in an aggregate principal amount not to exceed $30,000,000 at any one time outstanding;”
          “(k) Permitted Subordinated Indebtedness (on terms and conditions acceptable to the Administrative Agents) issued after the Closing Date (i) in an aggregate principal amount not to exceed $75,000,000 at any one time outstanding and (ii) in an aggregate principal amount in excess of $75,000,000 solely to the extent that the Net Cash Proceeds of such Indebtedness are applied to prepay the Loans as provided in Section 2.08 (Mandatory Prepayments);”
(B) replacing the “.” at the end of clause (l) thereof with “;”, (C) inserting “;” at the end of clause (m) thereof, (D) replacing the “.” at the end of clause (n) thereof with “; and” and (E) inserting as a new clause (o) thereof the following:
          “(o) additional Indebtedness of any Subsidiary that is not a Guarantor in an aggregate principal amount not to exceed $10,000,000 at any one time outstanding.”
          (iv) Section 8.04 (Fundamental Changes) of the Credit Agreement is hereby amended by replacing the phrase “Wholly Owned Subsidiary” with the word “Subsidiary”.
          (v) Clause (d) of Section 8.05 (Dispositions) of the Credit Agreement is hereby amended by inserting the following at the end thereof: “; provided that the foregoing shall not limit the granting of any Lien permitted by Section 8.01 (Liens)”.

Amendment No. 1 to Credit Agreement
Psychiatric Solutions, Inc.
          (vi) Section 8.09 (Burdensome Agreements) of the Credit Agreement is hereby amended by inserting the phrase “or a Joint Venture” after the phrase “other than any Excluded Subsidiary”.
          (vii) Clause (a) of Section 8.11 (Financial Covenants) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
          “(a) Maximum Consolidated Total Leverage Ratio. At any time, permit the Consolidated Total Leverage Ratio as of the last day of any four consecutive fiscal quarter period, taken together as one accounting period, of the Borrower and its Subsidiaries set forth below to be greater than the ratio set forth below opposite such four fiscal quarter period:

Maximum Consolidated Total
Four-Quarter Period ending:	Leverage Ratio
December 31, 2006	5.50 to 1.00
March 31, 2007	5.50 to 1.00
June 30, 2007	5.50 to 1.00
September 30, 2007	5.50 to 1.00
December 31, 2007	5.50 to 1.00
March 31, 2008 and thereafter	5.00 to 1.00
          (viii) Section 8.12 (Capital Expenditures) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
          “8.12 Capital Expenditures.
          Permit Capital Expenditures of Borrower and its Subsidiaries on a consolidated basis to exceed in the aggregate in any fiscal year an amount equal to eight percent (8.0%) of consolidated net revenues of the Borrower and its Subsidiaries as of the end of the immediately preceding fiscal year on a Pro Forma Basis.”
     (ix) Section 8.15 (Ownership of Subsidiaries) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
          “8.15 Ownership of Subsidiaries.
          Notwithstanding any other provisions of this Agreement to the contrary, (i) permit any Person (other than the Borrower or any Wholly Owned Subsidiary) to own any Capital Stock of any Subsidiary (other than any joint venture permitted hereunder), except to qualify directors where required by applicable Law or to satisfy other requirements of applicable Law with respect to the ownership of Capital Stock of Foreign Subsidiaries, (ii) permit any Subsidiary to issue or have outstanding any shares of preferred Capital Stock or (iii) create, incur, assume or suffer to exist any Lien on any Capital Stock of any Subsidiary owned directly or beneficially by the Borrower or any

Amendment No. 1 to Credit Agreement
Psychiatric Solutions, Inc.
Guarantor other than Permitted Liens.”
          (g) Insertion of Schedule I-A (Additional Commitments). A new Schedule I-A (Additional Commitments) to the Credit Agreement in the form attached hereto is hereby inserted immediately following the existing Schedule I (Commitments) to the Credit Agreement.
     Section 2. Conditions Precedent to the Effectiveness of this Amendment
          This Amendment shall become effective when, and only when, each of the following conditions precedent shall have been satisfied (the “Amendment Effective Date”) or duly waived by the Administrative Agents:
          (a) Certain Documents. The Administrative Agents shall have received each of the following, each dated the Amendment Effective Date (unless otherwise agreed by the Administrative Agents), in form and substance satisfactory to the Administrative Agents:
          (i) this Amendment, duly executed by the Borrowers, the Guarantors, the Arrangers and the Administrative Agents;
          (ii) the Lenders’ Consent executed by (x) the number of Lenders which, when combined, constitute the Required Lenders and (y) 100% of the Revolving Credit Lenders;
          (iii) a copy of the Amended and Restated Stock Purchase Agreement, dated as of October 27, 2006, by and between PSI and FHC Health Systems, Inc. (the “ABS Acquisition Documentation”) certified as being complete and correct by a Responsible Officer of PSI;
          (iv) closing of the ABS Acquisition on terms consistent with the ABS Acquisition Documentation without any material waiver or amendment thereto not consented to by the Administrative Agents;
          (v) a favorable opinion of Waller Landsen Dortch & Davis, counsel to the Loan Parties, addressed to the Administrative Agents, the Collateral Agent, the Lenders and the L/C Issuer and addressing such other matters as any Lender or L/C Issuer through any Administrative Agent may reasonably request;
          (vi) a certificate of the Secretary or an Assistant Secretary of each Loan Party certifying as follows:
               (A) that each officer of such Loan Party that was authorized to execute and deliver any Loan Document or any other document required under the Credit Agreement to be executed and delivered by or on behalf of such Loan Party on the Closing Date or thereafter is authorized to execute and deliver any Loan Document or any other document required under this Amendment to be executed and delivered by or on behalf of such Loan Party, other than as may be attached to such certificate of the Secretary or Assistant Secretary which attachment shall certify the names and true signatures of each additional officer of such Loan Party that has been authorized to execute and deliver any Loan Document or any other document required under this Amendment to be executed and delivered by or on behalf of such Loan Party,

Amendment No. 1 to Credit Agreement
Psychiatric Solutions, Inc.
               (B) that there have been no changes to the articles or certificate of incorporation (or equivalent Organization Document) of each Loan Party delivered pursuant to the Credit Agreement on the Closing Date or thereafter, other than as may be attached to such certificate of the Secretary or Assistant Secretary which attached articles or certificate of incorporation (or equivalent Organization Document) shall have been certified as of a recent date by the Secretary of State of the State of organization of such Loan Party,
               (C) that there have been no changes to the by-laws (or equivalent Organization Document) of each Loan Party delivered pursuant to the Credit Agreement on the Closing Date or thereafter, other than as may be attached to such certificate of the Secretary or Assistant Secretary, and
               (D) the resolutions of each Loan Party’s Board of Directors (or equivalent governing body) approving and authorizing the execution, delivery and performance of this Amendment and the other Loan Documents to which such Loan Party is a party;
          (vii) certificates of the Secretary of State of the State of organization of each Borrower and each of PSI’s Subsidiaries that becomes a Guarantor on the Amendment Effective Date attesting to the good standing of each such Loan Party in such State as of a recent date;
          (viii) Guarantees, joinder agreements, other supplements to Security Agreements and other documents required pursuant to Section 7.12 (Additional Subsidiaries and Guarantees) of the Credit Agreement with respect to Subsidiaries whose capital stock is acquired by or issued to any Loan Party pursuant to the ABS Acquisition within 30 days of the Amendment Effective Date, or such longer time as the Administrative Agent may allow;
          (ix) Mortgages in favor of the Collateral Agent for all of the owned Real Properties of the Loan Parties (including currently owned Real Properties and those acquired pursuant to the ABS Acquisition), together with (A) all Mortgage Supporting Documents, in each case to the extent required by Section 7.15 (Additional Collateral) of the Credit Agreement (as amended hereby) and (B) a favorable opinion of counsel to the Loan Parties in each jurisdiction for which the Administrative Agents require a legal opinion in connection with the delivery of Mortgages in respect of Real Properties acquired by PSI in the ABS Acquisition addressed to the Administrative Agents, the Collateral Agent, the Lenders and the L/C Issuer and addressing such other matters as any Lender or L/C Issuer through any Administrative Agent may reasonably request, in each case, within 30 days of the Amendment Effective Date, or such longer time as the Administrative Agent may allow;
          (x) a certificate of the chief accounting officer of each Borrower stating in reasonable detail that such Borrower is Solvent after giving effect to the Credit Extensions to be made on the Amendment Effective Date, the application of the proceeds thereof in accordance with Section 6.19 (Use of Proceeds) of the Credit Agreement and the payment of all estimated Attorney Costs, and accounting and other fees related hereto and to the other Loan Documents and the transactions contemplated hereby and thereby;

Amendment No. 1 to Credit Agreement
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          (xi) a certificate of a Responsible Officer of each Borrower to the effect that (A) the conditions set forth in Section 5.02(b) (Conditions Precedent to Each Credit Extension) of the Credit Agreement have been satisfied, (B) there shall be no action, investigation or proceeding (whether an individual proceeding or a series of related proceedings) or development in any action, investigation or proceeding (whether an individual proceeding or a series of related proceedings) that has had or could reasonably be expected to have a Material Adverse Effect or have a material adverse effect on the ability of the parties to consummate the ABS Acquisition, the funding of the Credit Extensions to be made on the Amendment Effective Date under the Credit Agreement as amended by this Amendment or under any of the other transactions contemplated hereby and (C) the condition set forth in clause (a)((iv) above has been satisfied;
          (xii) a certificate of a Responsible Officer of each Borrower specifying all information necessary for the Administrative Agents and the Lenders to issue wire transfer instructions on behalf of each of the Loan Parties for the subsequent Credit Extensions to be made on the Amendment Effective Date under the Credit Agreement as amended by this Amendment, including sources and application of funds, disbursement authorizations, in form reasonably acceptable to the Administrative Agents; and
          (xiii) such additional documentation as the Lenders party to the Lenders’ Consent or the Administrative Agents may reasonably require;
          (b) Corporate and Other Proceedings. All corporate and other proceedings, and all documents, instruments and other legal matters in connection with the ABS Acquisition and the other transactions contemplated by this Amendment shall be satisfactory in all respects to the Administrative Agents and each Lender;
          (c) Representations and Warranties. Each of the representations and warranties contained in Article VI (Representations and Warranties) of the Credit Agreement, the other Loan Documents or in any certificate, document or financial or other statement furnished at any time under or in connection therewith are true and correct in all material respects on and as of the date hereof and the Amendment Effective Date, in each case as if made on and as of such date and except to the extent that such representations and warranties specifically relate to a specific date, in which case such representations and warranties shall be true and correct in all material respects as of such specific date; provided, however, that references therein to the “Credit Agreement” shall be deemed to refer to the Credit Agreement as amended by this Amendment and after giving effect to the consents and waivers set forth herein;
          (d) No Default or Event of Default. After giving effect to this Amendment, no Default or Event of Default (except for those that may have been duly waived) shall have occurred and be continuing, either on the date hereof or on the Amendment Effective Date; and
          (e) Fees and Expenses Paid. The Borrowers shall have paid all Obligations due, after giving effect to this Amendment, on or before the later of the date hereof and the Amendment Effective Date including, without limitation, the fees set forth in Section 4 (Reaffirmation) hereof, the fees set forth in that certain letter agreement, dated as of December 1, 2006, among PSI and Citigroup Global Markets Inc., and all costs and expenses of the Administrative Agents in connection with the preparation, reproduction, execution and delivery

Amendment No. 1 to Credit Agreement
Psychiatric Solutions, Inc.
of this Amendment and all other Loan Documents entered into in connection herewith (including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agents with respect thereto and all other Loan Documents) and all other costs, expenses and fees due under any Loan Document.
     Section 3. Representations and Warranties
          On and as of the date hereof and as of the Amendment Effective Date, after giving effect to this Amendment, each Borrower hereby represents and warrants to the Administrative Agents and each Lender as follows:
          (a) this Amendment has been duly authorized, executed and delivered by each Borrower and each Guarantor and constitutes a legal, valid and binding obligation of each Borrower and each Guarantor, enforceable against each Borrower and each Guarantor in accordance with its terms, and the Credit Agreement as amended by this Amendment constitutes the legal, valid and binding obligation of each Borrower and each Guarantor, enforceable against each Borrower and each Guarantor in accordance with its terms;
          (b) each of the representations and warranties contained in Article VI (Representations and Warranties) of the Credit Agreement, the other Loan Documents or in any certificate, document or financial or other statement furnished at any time under or in connection therewith are true and correct in all material respects on and as of the date hereof and the Amendment Effective Date, in each case as if made on and as of such date and except to the extent that such representations and warranties specifically relate to a specific date, in which case such representations and warranties shall be true and correct in all material respects as of such specific date; provided, however, that references therein to the “Credit Agreement” shall be deemed to refer to the Credit Agreement as amended hereby and after giving effect to the consents and waivers set forth herein;
          (c) no Default or Event of Default has occurred and is continuing (except for those that are duly waived); and
          (d) there is no action, investigation or proceeding (whether an individual proceeding or a series of related proceedings) or development in any action, investigation or proceeding (whether an individual proceeding or a series of related proceedings) that has had or could reasonably be expected to have a Material Adverse Effect or have a material adverse effect on the ability of the parties to consummate the ABS Acquisition, the funding of the Credit Extensions to be made on the Amendment Effective Date under the Credit Agreement as amended by this Amendment or under any of the other transactions contemplated hereby.
     Section 4. Reaffirmation
          (a) Each Loan Party hereby acknowledges and agrees that, after giving effect to this Amendment, all of its respective obligations and liabilities under the Loan Documents to which it is a party are reaffirmed, and remain in full force and effect.
          (b) After giving effect to this Amendment, each Loan Party reaffirms each Lien granted by it to the Collateral Agent for the benefit of the Secured Parties under each of the Loan Documents to which it is a party, which Liens shall continue in full force and effect during the term of the Credit Agreement as amended by this Amendment, and shall continue to secure

Amendment No. 1 to Credit Agreement
Psychiatric Solutions, Inc.
the Secured Obligations, in each case, on and subject to the terms and conditions set forth in the Credit Agreement as amended by this Amendment.
     Section 5. Revolving Credit Commitments
          The parties hereto acknowledge that, notwithstanding the provisions regarding assignments set forth in Section 11.07 (Assignments and Participations) of the Credit Agreement, as of the Amendment Effective Date, the Revolving Credit Commitment for each of the Revolving Credit Lenders are as set forth on Schedule II.
     Section 6. Fees and Expenses
          Each Borrower and each other Loan Party agrees, jointly and severally, to pay on demand in accordance with the terms of Section 11.4 (Attorney Costs, Expenses and Taxes) of the Credit Agreement all costs and expenses of the Administrative Agents in connection with the preparation, reproduction, execution and delivery of this Amendment and all other Loan Documents entered into in connection herewith (including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agents with respect thereto and all other Loan Documents).
     Section 7. Reference to the Effect on the Loan Documents
          (a) As of the Amendment Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Loan Documents to the Credit Agreement (including, without limitation, by means of words like “thereunder”, “thereof” and words of like import), shall mean and be a reference to the Credit Agreement as amended hereby, and this Amendment and the Credit Agreement shall be read together and construed as a single instrument. Each of the table of contents and lists of Exhibits and Schedules of the Credit Agreement shall be amended to reflect the changes made in this Amendment as of the Amendment Effective Date.
          (b) Except as expressly amended hereby or specifically waived above, all of the terms and provisions of the Credit Agreement and all other Loan Documents are and shall remain in full force and effect and are hereby ratified and confirmed.
          (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders, L/C Issuer, Arrangers, Collateral Agent or the Administrative Agents under any of the Loan Documents, nor constitute a waiver or amendment of any other provision of any of the Loan Documents or for any purpose except as expressly set forth herein.
          (d) This Amendment is a Loan Document.
     Section 8. Execution in Counterparts
          This Amendment may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are attached to the same document. Delivery of an

Amendment No. 1 to Credit Agreement
Psychiatric Solutions, Inc.
executed counterpart by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment.
     Section 9. Governing Law
          This Amendment shall be governed by and construed in accordance with the law of the State of New York.
     Section 10. Section Titles
          The section titles contained in this Amendment are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto, except when used to reference a section. Any reference to the number of a clause, sub-clause or subsection of any Loan Document immediately followed by a reference in parenthesis to the title of the section of such Loan Document containing such clause, sub-clause or subsection is a reference to such clause, sub-clause or subsection and not to the entire section; provided, however, that, in case of direct conflict between the reference to the title and the reference to the number of such section, the reference to the title shall govern absent manifest error. If any reference to the number of a section (but not to any clause, sub-clause or subsection thereof) of any Loan Document is followed immediately by a reference in parenthesis to the title of a section of any Loan Document, the title reference shall govern in case of direct conflict absent manifest error.
     Section 11. Notices
          All communications and notices hereunder shall be given as provided in the Credit Agreement.
     Section 12. Severability
          The fact that any term or provision of this Agreement is held invalid, illegal or unenforceable as to any person in any situation in any jurisdiction shall not affect the validity, enforceability or legality of the remaining terms or provisions hereof or the validity, enforceability or legality of such offending term or provision in any other situation or jurisdiction or as applied to any person
     Section 13. Successors
          The terms of this Amendment shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.
     Section 14. Waiver of Jury Trial
          Each of the parties hereto irrevocably waives trial by jury in any action or proceeding with respect to this Amendment or any other Loan Document.
[Signature Pages Follow]

Exhibit 10.1
          In Witness Whereof, the parties hereto have caused this Amendment to be executed by their respective officers, general partners or partners thereunto duly authorized, as of the date first written above.
BORROWERS AND GUARANTORS:
PSYCHIATRIC SOLUTIONS, INC., a Delaware corporation

By:	/s/ Christopher L. Howard
Name:	Christopher L. Howard
Title:	Executive Vice President, General Counsel and Secretary
BHC HOLDINGS, INC., a Delaware corporation
PREMIER BEHAVIORAL SOLUTIONS, INC., a Delaware corporation
ALTERNATIVE BEHAVIORAL SERVICES, INC., a Virginia corporation

By:	/s/ Christopher L. Howard
Name:	Christopher L. Howard
Title:	Vice President and Secretary
GUARANTORS:
RIVEREDGE HOSPITAL HOLDINGS, INC., a Delaware corporation
RIVEREDGE HOSPITAL, INC., an Illinois corporation
BENCHMARK BEHAVIORAL HEALTH SYSTEM, INC., a Utah corporation
BRENTWOOD ACQUISITION, INC., a Tennessee corporation
BRENTWOOD ACQUISITION–SHREVEPORT, INC., a Delaware corporation
COLLABORATIVE CARE CORPORATION, a Tennessee corporation
BRYNN MARR HOSPITAL, INC., a North Carolina corporation
FORT LAUDERDALE HOSPITAL, INC., a Florida corporation
GREAT PLAINS HOSPITAL, INC., a Missouri corporation
GULF COAST TREATMENT CENTER, INC., a Florida corporation
H. C. CORPORATION, an Alabama corporation
HAVENWYCK HOSPITAL INC., a Michigan corporation
HSA HILL CREST CORPORATION, an Alabama corporation
HSA OF OKLAHOMA, INC., an Oklahoma corporation
INFOSCRIBER CORPORATION, a Delaware corporation
ALLIANCE HEALTH CENTER, INC., a Mississippi corporation
MICHIGAN PSYCHIATRIC SERVICES, INC., a Michigan corporation
PEAK BEHAVIORAL HEALTH SERVICES, LLC, a Delaware limited liability company
LAUREL OAKS BEHAVIORAL HEALTH CENTER, INC., a Delaware corporation
CEDAR SPRINGS HOSPITAL, INC., a Delaware corporation
TEXAS HOSPITAL HOLDINGS, INC., a Delaware corporation
PRIDE INSTITUTE, INC., a Minnesota corporation
SUMMIT OAKS HOSPITAL, INC., a New Jersey corporation

By:	/s/ Christopher L. Howard
Name:	Christopher L. Howard
Title:	Vice President and Secretary of each of the foregoing Guarantors
[Signature Page to Amendment No. 1]

PSYCHIATRIC MANAGEMENT RESOURCES, INC., a California corporation
PSYCHIATRIC SOLUTIONS HOSPITALS, LLC, a Delaware limited liability company
CALVARY CENTER, INC., a Delaware corporation
NORTH SPRING BEHAVIORAL HEALTHCARE, INC., a Tennessee corporation
HOLLY HILL HOSPITAL, LLC, a Tennessee limited liability company
SHADOW MOUNTAIN BEHAVIORAL HEALTH SYSTEM, LLC, a Delaware limited liability company
PALMETTO BEHAVIORAL HEALTH HOLDINGS, INC., a Delaware corporation
PSYCHIATRIC SOLUTIONS OF VIRGINIA, INC., a Tennessee corporation
RAMSAY MANAGED CARE, INC., a Delaware corporation
BEHAVIORAL EDUCATIONAL SERVICES, INC., a Delaware corporation
RAMSAY YOUTH SERVICES OF GEORGIA, INC., a Delaware corporation
MISSION VISTA BEHAVIORAL HEALTH SERVICES, INC., a Delaware corporation
SUNSTONE BEHAVIORAL HEALTH, LLC, a Tennessee limited liability company
THE COUNSELING CENTER OF MIDDLE TENNESSEE, INC., a Tennessee corporation
TRANSITIONAL CARE VENTURES, INC., a Delaware corporation
COMPASS HOSPITAL, INC., a Delaware corporation
TEXAS HOSPITAL HOLDINGS, LLC, a Texas limited liability company
THERAPEUTIC SCHOOL SERVICES, L.L.C., an Oklahoma limited liability company

By:	/s/ Christopher L. Howard
Name:	Christopher L. Howard
Title:	Vice President and Secretary of each of the foregoing Guarantors
HICKORY TRAIL HOSPITAL, L.P., a Delaware limited partnership
HIGH PLAINS BEHAVIORAL HEALTH, L.P., a Delaware limited partnership
MILLWOOD HOSPITAL, L.P., a Texas limited partnership
NEURO INSTITUTE OF AUSTIN, L.P., a Texas limited partnership
TEXAS CYPRESS CREEK HOSPITAL, L.P., a Texas limited partnership
TEXAS LAUREL RIDGE HOSPITAL, L.P., a Texas limited partnership
TEXAS OAKS PSYCHIATRIC HOSPITAL, L.P., a Texas limited partnership
TEXAS SAN MARCOS TREATMENT CENTER, L.P., a Texas limited partnership
TEXAS WEST OAKS HOSPITAL, L.P., a Texas limited partnership

By:	TEXAS HOSPITAL HOLDINGS, LLC, its general partner

	By:	/s/ Christopher L. Howard
	Name:	Christopher L. Howard
	Title:	Vice President and Secretary
[Signature Page to Amendment No. 1]

H. C. PARTNERSHIP, an Alabama general partnership

By:	H. C. CORPORATION HSA HILL CREST CORPORATION, its partners

	By:	/s/ Christopher L. Howard
	Name:	Christopher L. Howard
	Title:	Vice President and Secretary
BHC OF INDIANA, GENERAL PARTNERSHIP, a Tennessee general partnership

By:	COLUMBUS HOSPITAL PARTNERS, LLC LEBANON HOSPITAL PARNTERS, LLC NORTHERN INDIANA PARTNERS, LLC VALLE VISTA HOSPITAL PARTNERS, LLC, its partners

	By:	/s/ Christopher L. Howard
	Name:	Christopher L. Howard
	Title:	Vice President and Secretary
BLOOMINGTON MEADOWS, GENERAL PARTNERSHIP, a Delaware general partnership

By:	BHC OF INDIANA, GENERAL PARTNERSHIP, its partner

	By:	COLUMBUS HOSPITAL PARTNERS, LLC LEBANON HOSPITAL PARTNERS, LLC NORTHERN INDIANA PARTNERS, LLC VALLE VISTA HOSPITAL PARTNERS, LLC

		By:	/s/ Christopher L. Howard
		Name:	Christopher L. Howard
		Title:	Vice President and Secretary

By:	INDIANA PSYCHIATRIC INSTITUTES, LLC, its partner

	By:	/s/ Christopher L. Howard

	Name:	Christopher L. Howard
	Title:	Vice President and Secretary
[Signature Page to Amendment No. 1]

MESILLA VALLEY GENERAL PARTNERSHIP, a New Mexico general partnership

By:	MESILLA VALLEY HOSPITAL, INC. MESILLA VALLEY MENTAL HEALTH ASSOCIATES, INC., its partners

	By:	/s/ Christopher L. Howard
	Name:	Christopher L. Howard
	Title:	Vice President and Secretary
CANYON RIDGE HOSPITAL, INC., a California corporation
TUCSON HEALTH SYSTEMS, INC., a Delaware corporation
WELLSTONE HOLDINGS, INC., a Delaware corporation
WELLSTONE REGIONAL HOSPITAL ACQUISITION, LLC, an Indiana limited liability company
LIBERTY POINT BEHAVIORAL HEALTHCARE, LLC, a Delaware limited liability company
PREMIER BEHAVIORAL SOLUTIONS OF FLORIDA, INC., a Delaware corporation
ALLIANCE CROSSINGS, LLC, a Delaware limited liability company
RAMSAY YOUTH SERVICES PUERTO RICO, INC., a Puerto Rico corporation
PALMETTO BEHAVIORAL HEALTH SYSTEM, L.L.C., a South Carolina limited liability company
PALMETTO LOWCOUNTRY BEHAVIORAL HEALTH, L.L.C., a South Carolina limited liability company
PALMETTO PEE DEE BEHAVIORAL HEALTH, L.L.C., a South Carolina limited liability company
CUMBERLAND HOSPITAL, LLC, a Virginia limited liability company
BEHAVIORAL HEALTHCARE LLC, a Delaware limited liability company
BHC ALHAMBRA HOSPITAL, INC., a Tennessee corporation
BHC BELMONT PINES HOSPITAL, INC., a Tennessee corporation
BHC CANYON RIDGE HOSPITAL, LLC, a Delaware limited liability company
BHC CEDAR CREST RTC, INC., a Texas corporation
BHC CEDAR VISTA HOSPITAL, INC., a California corporation
BHC CLINICAS DEL ESTE HOSPITAL, INC., a Tennessee corporation
COLUMBUS HOSPITAL PARTNERS, LLC, a Tennessee limited liability company
BHC FAIRFAX HOSPITAL, INC., a Tennessee corporation
BHC FORT LAUDERDALE HOSPITAL, INC., a Tennessee corporation
BHC FOX RUN HOSPITAL, INC., a Tennessee corporation
BHC FREMONT HOSPITAL, INC., a Tennessee corporation
BHC GULF COAST MANAGEMENT GROUP, INC., a Tennessee corporation
BHC HEALTH SERVICES OF NEVADA, INC., a Nevada corporation
BHC HERITAGE OAKS HOSPITAL, INC., a Tennessee corporation
BHC HOSPITAL HOLDINGS, INC., a Delaware corporation
BHC INTERMOUNTAIN HOSPITAL, INC., a Tennessee corporation

By:	/s/ Christopher L. Howard
Name:	Christopher L. Howard
Title:	Vice President and Secretary of each of the foregoing Guarantors
[Signature Page to Amendment No. 1]

LEBANON HOSPITAL PARTNERS, LLC, a Tennessee limited liability company
BHC MANAGEMENT HOLDINGS, INC., a Delaware corporation
BHC MANAGEMENT SERVICES, LLC, a Delaware limited liability company
BHC MANAGEMENT SERVICES OF INDIANA, LLC, a Delaware limited liability company
BHC MANAGEMENT SERVICES OF KENTUCKY, LLC, a Delaware limited liability company
BHC MANAGEMENT SERVICES OF LOUISIANA, LLC, a Delaware limited liability company
BHC MANAGEMENT SERVICES OF NEW MEXICO, LLC, a Delaware limited liability company
BHC MANAGEMENT SERVICES OF PENNSYLVANIA, LLC, a Delaware limited liability company
BHC MANAGEMENT SERVICES OF STREAMWOOD, LLC, a Delaware limited liability company
BHC MANAGEMENT SERVICES OF TULSA, LLC, a Delaware limited liability company
BHC MILLWOOD HOSPITAL, INC., a Tennessee corporation
BHC MONTEVISTA HOSPITAL, INC., a Nevada corporation
BHC MESILLA VALLEY HOSPITAL, LLC, a Delaware limited liability company
BHC NEWCO 2, LLC, a Delaware limited liability company
BHC NEWCO 3, LLC, a Delaware limited liability company
BHC NEWCO 4, LLC, a Delaware limited liability company
BHC NEWCO 5, LLC, a Delaware limited liability company
BHC NEWCO 6, LLC, a Delaware limited liability company
BHC NEWCO 7, LLC, a Delaware limited liability company
BHC NEWCO 8, LLC, a Delaware limited liability company
BHC NEWCO 9, LLC, a Delaware limited liability company
BHC NEWCO 10, LLC, a Delaware limited liability company
BHC NORTHWEST PSYCHIATRIC HOSPITAL, LLC, a Delaware limited liability company
NORTHERN INDIANA PARTNERS, LLC, a Tennessee limited liability company
BHC PACIFIC GATEWAY HOSPITAL, INC., a Tennessee corporation
BHC PACIFIC SHORES HOSPITAL, INC., a California corporation
BHC PACIFIC VIEW RTC, INC., a Tennessee corporation
BHC PHYSICIAN SERVICES OF KENTUCKY, LLC, a Delaware limited liability company
BHC PINNACLE POINTE HOSPITAL, INC., a Tennessee corporation
BHC PROPERTIES, LLC, a Tennessee limited liability company
BHC ROSS HOSPITAL, INC., a California corporation
BHC SAN JUAN CAPESTRANO HOSPITAL, INC., a Tennessee corporation
BHC SIERRA VISTA HOSPITAL, INC., a Tennessee corporation
BHC SPIRIT OF ST. LOUIS HOSPITAL, INC., a Tennessee corporation
BHC STREAMWOOD HOSPITAL, INC., a Tennessee corporation
VALLE VISTA HOSPITAL PARTNERS LLC, a Tennessee limited liability company
BHC VISTA DEL MAR HOSPITAL, INC., a Tennessee corporation
BHC WINDSOR HOSPITAL, INC., a Ohio corporation
COLUMBUS HOSPITAL, LLC, a Delaware limited liability company

By: Name:	/s/ Christopher L. Howard Christopher L. Howard
Title:	Vice President and Secretary of each of the foregoing Guarantors
[Signature Page to Amendment No. 1]

COMMUNITY PSYCHIATRIC CENTERS OF TEXAS, INC., a Texas corporation
INDIANA PSYCHIATRIC INSTITUTES, LLC a Delaware limited liability company
LEBANON HOSPITAL, LLC, a Delaware limited liability company
MESILLA VALLEY HOSPITAL, INC., a New Mexico corporation
MESILLA VALLEY MENTAL HEALTH ASSOCIATES, INC., a New Mexico corporation
NORTHERN INDIANA HOSPITAL, LLC, a Delaware limited liability company
VALLE VISTA, LLC, a Delaware limited liability company
WILLOW SPRINGS, LLC, a Delaware limited liability company
SOMERSET, INCORPORATED, a California corporation
SP BEHAVIORAL, LLC, a Florida limited liability company
UNIVERSITY BEHAVIORAL, LLC, a Florida limited liability company
LAKELAND BEHAVIORAL, LLC, a Florida limited liability company
ZEUS ENDEAVORS, LLC, a Florida limited liability company
THE NATIONAL DEAF ACADEMY, LLC, a Florida limited liability company
SAMSON PROPERTIES, LLC, a Florida limited liability company
RED ROCK BEHAVIORAL HEALTH LLC, a Delaware limited liability company
DIAMOND GROVE CENTER, LLC, a Delaware limited liability company
ATLANTIC SHORES HOSPITAL, LLC, a Delaware limited liability company
WINDMOOR HEALTHCARE INC., a Florida corporation
WINDMOOR HEALTHCARE OF PINELLAS PARK, INC., a Delaware corporation
RED ROCK SOLUTIONS, LLC, a Delaware limited liability company

By: Name:	/s/ Christopher L. Howard Christopher L. Howard
Title:	Vice President and Secretary of each of the foregoing Guarantors
[Signature Page to Amendment No. 1]

CITICORP NORTH AMERICA, INC.,
as Term Loan Facility Administrative Agent and a Lender

By:	/s/ C. Conway

Name: C. Conway
Title: Director

BANK OF AMERICA, N.A.,
as Revolving Credit Facility Administrative Agent, the Swing Line Lender, the L/C Issuer and a Lender

By:	/s/ Elizabeth L. Knox

Name: Elizabeth L. Knox
Title: Senior Vice President

CITIGROUP GLOBAL MARKETS INC.,
as Term Loan Arranger

By:	/s/ Michael Zicari

Name: Michael Zicari
Title: Managing Director

BANC OF AMERICA SECURITIES LLC,
as Term Loan Arranger and Revolving Credit Arranger

By:	/s/ A. Britt Canady

Name: Britt Canady
Title: Principal

US BANK NATIONAL ASSOCIATION,
as Lender

By:	/s/ Thomas A. Heckman

Name: Thomas A. Heckman
Title: Vice President

NATIONAL CITY BANK,
as Lender

By:	/s/ B. Deroy Scott, III

Name: B. Deroy Scott, III
Title: Senior Vice President
[Signature Page to Amendment No. 1]